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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) October 16, 2003

                     Transport Corporation of America, Inc.
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             (Exact name of registrant as specified in its charter)

         Minnesota                    0-24908                    41-1386925
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(State or other jurisdiction     (Commission File               (IRS Employer
     of incorporation)                Number)                Identification No.)

  1715 Yankee Doodle Road, Eagan, MN                               55121
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              651-686-2500

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          (Former name or former address if changed since last report)

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Item 12. Results of Operations and Financial Condition

            On October 16, 2003, the registrant issued a press release regarding the registrant's results of operations for the third quarter of fiscal 2003. The full text of the press release is filed as Exhibit
            99.1 to this Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Transport Corporation of America, Inc.


              Date: October 16, 2003      By: /s/  Michael J. Paxton
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                                              Michael J. Paxton,
                                              Chairman, President and CEO


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                                  EXHIBIT INDEX

Exhibit No.    99.1     Press release dated October 16, 2003 regarding the
                        registrant's results of operations for the third quarter of fiscal 2003.


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